                                                                     EXHIBIT 3.4







                                     AMENDED

                                       AND

                                    RESTATED

                                     BY-LAWS

                                       OF

                             STARNET FINANCIAL, INC.


                       (EFFECTIVE AS OF OCTOBER 29, 1999)

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
                                    ARTICLE I
                                     OFFICES
SECTION 1.  Registered Office.................................................1
SECTION 2.  Other Offices.....................................................1

                                  ARTICLE II
                           MEETINGS OF STOCKHOLDERS


SECTION 1.  Time and Place of Meetings........................................1
SECTION 2.  Annual Meetings...................................................1
SECTION 3.  Notice of Annual Meetings.........................................1
SECTION 4.  Special Meetings..................................................1
SECTION 5.  Notice of Special Meetings........................................2
SECTION 6.  Quorum............................................................2
SECTION 7.  Order of Business.................................................2
SECTION 8.  New Business; Stockholder Proposals...............................2
SECTION 9.  Voting............................................................3
SECTION 10. List of Stockholders..............................................4
SECTION 11. Inspectors of Votes...............................................4

                                   ARTICLE III
                               BOARD OF DIRECTORS

SECTION 1.  Powers............................................................5
SECTION 2.  Number of Directors and Qualification. ...........................5
SECTION 3.  Term of Office....................................................5
SECTION 4.  Resignations......................................................5
SECTION 5.  Nominations.......................................................5
SECTION 6.  Removal...........................................................7
SECTION 7.  Vacancies.........................................................7
SECTION 8.  Time and Place of Meetings........................................7
SECTION 9.  Annual Meetings...................................................7
SECTION 10. Regular Meetings - Notice.........................................8
SECTION 11. Special Meetings - Notice.........................................8
SECTION 12. Quorum and Manner of Acting.......................................8
SECTION 13. Compensation .....................................................8
SECTION 14. How Constituted and Powers........................................8
SECTION 15. Minutes of Committees.............................................9
SECTION 16. Actions Without a Meeting.........................................9
SECTION 17. Presence at Meetings by Means of Communications Equipment.........9


                                   ARTICLE IV
                                     NOTICES

SECTION 1.  Type of Notice...................................................9
SECTION 2.  Waiver of Notice.................................................9
SECTION 3.  Authorized Notices..............................................10

                                    ARTICLE V
                                    OFFICERS

SECTION 1.  Description.....................................................10
SECTION 2.  Election; Vacancies.............................................10
SECTION 3.  Removal.........................................................10
SECTION 4.  Term............................................................10
SECTION 5.  Duties of the Chairman of the Board.............................10
SECTION 6.  Duties of the President.........................................11
SECTION 7.  Duties of Vice President - Finance..............................11
SECTION 8.  Duties of Vice Presidents and Assistant Vice Presidents.........11
SECTION 9.  Duties of Secretary and Assistant Secretaries...................12
SECTION 10. Duties of Treasurer and Assistant Treasurers....................12
SECTION 11. Duties of Controller and Assistant Controllers..................13

                                   ARTICLE VI
                                 INDEMNIFICATION

SECTION 1.  Actions Other than by or in the Right of the Corporation........13
SECTION 2.  Actions by or in the Right of the Corporation...................14
SECTION 3.  Determination of Right to Indemnification.......................14
SECTION 4.  Right to Indemnification........................................15
SECTION 5.  Advancement of Expenses.........................................15
SECTION 6.  Indemnification upon Application................................15
SECTION 7.  Other Rights and Remedies.......................................16
SECTION 8.  Insurance.......................................................16
SECTION 9.  Mergers.........................................................16
SECTION 10. Savings Provision...............................................17

                                   ARTICLE VII
                         CERTIFICATES REPRESENTING STOCK

SECTION 1.  Right to Certificate............................................17
SECTION 2.  Facsimile Signatures............................................17
SECTION 3.  New Certificates................................................18
SECTION 4.  Transfers.......................................................18
SECTION 5.  Record Date.....................................................18
SECTION 6.  Registered Stockholders.........................................18


                                  ARTICLE VIII
                               GENERAL PROVISIONS
SECTION 1.  Dividends.......................................................18
SECTION 2.  Reserves........................................................19
SECTION 3.  Sale, Transfer, etc., of Securities.............................19
SECTION 4.  Annual Statement................................................19
SECTION 5.  Checks..........................................................19
SECTION 6.  Fiscal Year.....................................................19
SECTION 7.  Corporate Seal..................................................19
SECTION 8.  Certificate of Incorporation....................................19

                                   ARTICLE IX

AMENDMENTS..................................................................19
CERTIFICATION...............................................................21

                                    ARTICLE I

                                     OFFICES

         SECTION 1. Registered Office. The registered office of StarNet Financial, Inc. (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware.

         SECTION 2. Other Offices. The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 1. Time and Place of Meetings. All meetings of the stockholders shall be held at such time and place, either within or without the State of Delaware, as the Board of Directors shall designate and as shall be stated in the notice of the meeting.

         SECTION 2. Annual Meetings. Annual meetings of the stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At the annual meeting, the stockholders shall elect by written ballot a Board of Directors and transact such other business as may properly be brought before the meeting.

         SECTION 3. Notice of Annual Meetings. Written notice of the annual meeting, stating the place, date and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than ten or more than 60 days before the date of the meeting.

         SECTION 4. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation of the Corporation, may be called at any time by a majority of the entire membership of the Board of Directors, and shall be called by the Chairman of the Board, the Chief Executive Officer or the Secretary at the request in writing of a majority of the entire membership of the Board of Directors. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of the meeting.

         SECTION 5. Notice of Special Meetings. Written notice of a special meeting, stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than ten or more than 60 days before the date of the meeting.

         SECTION 6. Quorum. The holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 7. Order of Business. The order of business at annual meetings of stockholders and, so far as practicable, at other meetings of stockholders shall be determined by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

         SECTION 8. New Business; Stockholder Proposals. At an annual meeting of stockholders, only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting. For any new business proposed by the Board of Directors to be properly brought before the annual meeting, such new business shall be approved by the Board of Directors and shall be stated in writing and filed with the Secretary of the Corporation at least five days before the date of the annual meeting, and all business so approved, stated and filed shall be considered at the annual meeting. Any stockholder may make any other proposal at the annual meeting, but unless properly brought before the annual meeting, such proposal shall not be acted upon at the annual meeting. For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given proper and timely written notice thereof in writing to the Secretary of the Corporation as specified in this Section 8 and the proposal must be a proper subject for stockholder action under applicable law. To be timely, a stockholder's written notice must be delivered or mailed to and received at the principal executive offices of the Corporation not later than the date that corresponds to 120 days prior to the date the Corporation's proxy statement was first released to stockholders in connection with the previous year's annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (a) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class (and, if applicable, series) and number of shares of the stock that are held of record, beneficially owned and represented by proxy on the date of such stockholder's notice and on the record date of the meeting (if such date shall have been made publicly available) by the stockholder and by any other stockholders known by such stockholder to be supporting such proposal on such dates, (d) any financial interest of the stockholder in such proposal, and (e) all other information that would be required to be filed with the Securities and Exchange Commission if, with


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

respect to any such item of business, such stockholder or stockholders were a participant in a solicitation subject to Section 14 of the Securities Exchange Act of 1934, as amended.

                  The Board of Directors may reject any stockholder proposal not made strictly in accordance with the terms of this Section 8. Alternatively, if the Board of Directors fails to consider the validity of any stockholder proposal, the presiding officer of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that the stockholder proposal was not made in strict accordance with the terms of this Section 8, and if he should so determine, he shall so declare at the annual meeting and any such business or proposal not properly brought before the annual meeting shall not be acted upon at the annual meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

         SECTION 9. Voting. Except as otherwise provided in the certificate of incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5 of Article VII of these by-laws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of the Corporation's stock belonging to the Corporation or to another Corporation or other entity, if a majority of the shares or other ownership interests entitled to vote in the election of directors or equivalent position of such other Corporation or other entity is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of stockholders by the stockholder entitled thereto, in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the Secretary of the meeting; except that no proxy shall be voted or acted upon after three years from its date, unless that proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders, all matters, except where other provision is made by law, the certificate of incorporation, or these by-laws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless otherwise provided by the certificate of incorporation of the Corporation or these by-laws in accordance with Delaware law, directors of the Corporation shall be elected by a plurality of the votes cast by holders of outstanding shares of all classes or series of stock of the Corporation entitled to vote in the election of directors of the Corporation. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the presiding officer of the meeting, the vote thereat on any question other than the election or the removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such presiding officer that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.


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

         SECTION 10. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days before the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 11. Inspectors of Votes. The presiding officer of the meeting may appoint one or more inspectors of votes to act at each meeting of the stockholders, unless the Board of Directors shall have theretofore made such appointments. If one or more inspectors of vote are appointed, each inspector of votes shall first subscribe an oath or affirmation faithfully to execute the duties of an inspector of votes at the meeting with strict impartiality and according to the best of his ability. Such inspectors of votes, if any, shall take charge of the ballots, if any, at the meeting, and after the balloting on any question, shall count the ballots cast and shall make a report in writing to the Secretary of the meeting of the results of the balloting. An inspector of votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an inspector of votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 1. Powers. The business and affairs of the Corporation shall be managed by the Board of Directors, which shall have and may exercise all powers of the Corporation and take all lawful acts as are not by statute, the certificate of incorporation or these by-laws directed or required to be exercised or taken by the stockholders.

         SECTION 2. Number of Directors and Qualification. The authorized number of directors shall be specified from time to time by resolution of the Board of Directors, but shall not be less than one (1). Directors need not be residents of the State of Delaware or stockholders of the Corporation.

         SECTION 3. Term of Office. Each director, including a director elected to fill a vacancy, shall hold office until the annual meeting of stockholders next following his election or until a


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
successor has been elected and qualified. No decrease in the authorized number of directors shall have the effect of shortening the term of any incumbent director.

         SECTION 4. Resignations. Any director may resign at any time by giving written notice of his resignation to the Corporation, effective at the time specified therein or, if not specified, immediately upon its receipt by the Corporation. Unless otherwise specified in the notice, acceptance of a resignation shall not be necessary to make it effective.

         SECTION 5. Nominations. If a person is to be elected to the Board of Directors because of a vacancy existing on the Board of Directors, nomination shall be made only by the Board of Directors or of a nominating committee of the Board of Directors (the Board of Directors as a whole or such committee of the Board of Directors being referred to herein as the "nominating committee") pursuant to the affirmative vote of the majority of the entire membership of the nominating committee. The nominating committee shall also make nominations for the directors to be elected by the stockholders of the Corporation at an annual meeting of the stockholders as provided below in this Section 5.

                  Only persons nominated in accordance with the procedures set forth in this Section 5 shall be eligible for election as directors at an annual meeting. The nominating committee shall select the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death, incapacity, disqualification or other inability to serve as a management nominee, the nominating committee shall deliver written nominations to the Secretary of the Corporation at least 30 days prior to the date of the annual meeting. Management nominees substituted as a result of the death, incapacity, disqualification or other inability to serve as a management nominee shall be delivered to the Secretary as promptly as practicable. If the nominating committee selects the management nominees, no nominees for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in accordance with the provisions of this Section 5. Ballots bearing the names of all the persons nominated for election as directors at an annual meeting in accordance with the procedures set forth in this Section 5 by the nominating committee and by stockholders shall be provided for use at the annual meeting. However, except in the case of a management nominee substituted as a result of the death, incapacity, disqualification or other inability to serve as a management nominee, if the nominating committee shall fail or refuse to nominate a slate of directors at least 30 days prior to the date of the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon. No person shall be elected as a director of the Corporation unless nominated in accordance with the terms set forth in this
Section 5.

                  Nominations of persons for election to the Board of Directors at an annual meeting of stockholders may be made by any stockholder of the Corporation entitled to vote for the election of directors at that meeting who complies with the procedures set forth in this Section 5. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than 75 days prior to the date of the annual meeting of stockholders or more than 85 days prior to the date of such annual meeting; except that if less than 75 days' notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (a) the day on which such notice of the date of the annual meeting was mailed or (b) the day on which such public disclosure was made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director
(A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class (and, if applicable, the series) and number of shares of capital stock of the Corporation that are owned of record and beneficially owned by such person on the date of such stockholder's notice and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Section 14 under the Securities Exchange Act of 1934, as amended; and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (B) the class (and, if applicable, series) and number of shares of capital stock of the Corporation that are owned of record and beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder's notice.

                  The Board of Directors may reject any nomination by a stockholder not made in strict accordance with the terms of this Section 5. Alternatively, if the Board of Directors fails to consider the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in strict accordance with the terms of this Section 5, and if he should so determine, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

         SECTION 6. Removal. Any director may be removed at any time, but only for cause, by the affirmative vote by written ballot of at least eighty percent (80%) of the voting power of the stockholders of record of the Corporation entitled to vote, at an annual meeting or at a special meeting of the stockholders called for that purpose. For the purpose of this Section 6, "cause" shall be deemed to exist only if (a) a director has been convicted of a felony by a court of competent jurisdiction, and that conviction is no longer subject to direct appeal, (b) a director has been found by a court of competent jurisdiction (which finding is no longer subject to direct appeal) or by the affirmative vote of a majority of the entire membership of the Board of Directors (other than that director), at any meeting of the Board of Directors, to have been grossly negligent or guilty of willful misconduct in the performance of his duties to the Corporation in a manner of importance to the Corporation, (c) a director has been adjudicated by a court of competent jurisdiction to be incompetent to perform his duties as a director of the Corporation, (d) a director has been found by a court of competent jurisdiction (which finding is no longer subject to direct appeal) or by the affirmative vote of a majority of the entire membership of the Board of Directors (other than that director), at any meeting of the Board of Directors, to have breached that director's duty of loyalty to the Corporation or its stockholders or to have engaged in any transaction with the Corporation from which the director derived an improper personal benefit, or (e) "cause" for removal otherwise


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

exists under the Delaware General Corporation Law. Any proposal by a stockholder of the Corporation to remove a director of the Corporation, in order to be properly acted upon at any stockholders' meeting, must comply with Section 8 of
Article II of these by-laws.

         SECTION 7. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled only by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director. Directors so chosen shall hold office until the annual meeting next after their election or until their successors are elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

                       Meetings of the Board of Directors

         SECTION 8. Time and Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, at such time and places as it determines.

         SECTION 9. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held promptly following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. If such meeting is not held promptly following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         SECTION 10. Regular Meetings - Notice. Regular meetings of the Board of Directors may be held without notice.

         SECTION 11. Special Meetings - Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or at least two directors on 48 hours' notice to each director, either personally or by telephone or by mail, telegraph, telex, telecopy, cable, wireless or other form of recorded or electronic communication; special meetings shall be called by the Secretary in like manner and on like notice on the written request of the Chairman of the Board of Directors or at least two directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, telecopy, cable, wireless or other form of recorded or electronic communication, or if he shall be present at the meeting.

         SECTION 12. Quorum and Manner of Acting. At all meetings of the Board of Directors, fifty percent (50%) of the directors at the time in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 13. Compensation. Directors of the Corporation shall be entitled to such compensation, if any, for their services as shall be determined by the Board of Directors.

                             Committees of Directors

         SECTION 14. How Constituted and Powers. The Board of Directors may, by resolution adopted by a majority of the entire membership of the Board of Directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If no alternate is so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member; provided, that members of the Audit Committee and the Compensation Committee may only appoint a "non-employee director" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) of the Board of Directors. Subject to the Delaware General Corporation Law and to the certificate of incorporation, and to the extent provided in the resolution of the Board of Directors, any committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it. At any meeting of a committee, a majority of the members of the committee shall constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee.

         SECTION 15. Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

                                     General

         SECTION 16. Actions Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or the committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

         SECTION 17. Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another. Participation in a meeting conducted pursuant to this Section 17 shall constitute presence in person at the meeting.


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

                                   ARTICLE IV

                                     NOTICES

         SECTION 1. Type of Notice. Whenever, under the provisions of any applicable statute, the certificate of incorporation, or these by-laws, notice is required to be given to any director or stockholder, the requirement shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when it is deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

         SECTION 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of any applicable statute, the certificate of incorporation or these by-laws, a waiver thereof in writing, signed by the person or persons entitled to that notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, telegraph, telex, telecopy, cable, wireless or other form of recorded or electronic communication may constitute such a waiver.

         SECTION 3. Authorized Notices. Unless otherwise specified herein, the Secretary of the Corporation, or such other person or persons as the Chief Executive Officer designates, shall be authorized to give notices for the Corporation.

                                    ARTICLE V

                                    OFFICERS

         SECTION 1. Description. The elected officers of the Corporation shall be a Chief executive Officer, a Chief Operating Officer, a President, and one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary and a Treasurer and, if the Board of Directors so elects, a Chairman of the Board of Directors (who shall be a director), and a Controller. The Board of Directors by resolution shall also appoint one or more assistant secretaries, assistant treasurers, assistant controllers and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation. Any two or more offices may be held by the same person.

         SECTION 2. Election; Vacancies. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect and appoint the officers to fill the positions designated in Section 1 of this Article V. Any vacancy that occurs in any office of the Corporation elected or appointed by the Board of Directors shall be filled by the Board of Directors. Any vacancy in any office that is appointed by the Chief Executive Officer or any other officer having appointment authority may be filled by the Chief Executive Officer or such other officer having that appointment authority.

         SECTION 3. Removal. Any officer or agent elected or appointed by the Board of Directors or appointed by the Chief Executive Officer or any other officer of the Corporation having appointment authority may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby. Any officer or agent appointed by the Chief Executive Officer or another officer of the Corporation having appointment authority may be removed by the officer (or that officer's successor) who appointed the officer or agent whenever, in the judgment of the appointing officer (or that officer's successor), the best interests of the Corporation will be served thereby. Any such removal shall be without prejudice to the contract rights, if any, of the officer or agent so removed. Election or appointment of officer or agent shall not of itself create any contract rights.

         SECTION 4. Term. An officer of the Corporation shall hold office until his death, resignation, retirement or removal or his successor is elected or appointed.

         SECTION 5. Duties of the Chairman of the Board. The Board of Directors may elect or appoint, from among its members, a Chairman of the Board of Directors of the Corporation. The Chairman of the Board, when present, shall preside at all meetings of the stockholders of the Corporation and of the Board of Directors. The Chairman of the Board shall perform, under the direction and subject to the control of the Board of Directors, all duties incident to the office of Chairman of the Board and such other duties as the Board of Directors may assign to the Chairman of the Board from time to time. The Chairman of the Board may execute (in facsimile or otherwise) and deliver certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts or other instruments that the Board of Directors has authorized to be executed and delivered, except in cases where the execution and delivery thereof shall be expressly and exclusively delegated to one or more other officers or agents of the Corporation by the Board of Directors or these by-laws, or where the execution and delivery thereof shall be required by law to be executed and delivered by another person.

         SECTION 6. Duties of the Chief Executive Officer. The Chief Executive Officer in general shall supervise and control all of the business and affairs of the Corporation, under the direction and subject to the control of the Board of Directors, the Chairman of the Board and such other officer or officers as the Board of Directors or the Chairman of the Board may designate. The Chief Executive Officer shall perform, under the direction and subject to the control of the Board of Directors, the Chairman of the Board and such other officer or officers as the Board of Directors or the Chairman of the Board may designate, all duties incident to the office of Chief Executive Officer and such other duties as the Board of Directors, the Chairman of the Board or such other officer or officers may assign to the Chief Executive Officer from time to time. The Chief Executive Officer may execute (in facsimile or otherwise) and deliver certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments that the Board of Directors has authorized to be executed and delivered, except in cases where the execution and delivery thereof shall be expressly and exclusively delegated to one or more other officers or agents of the Corporation by the Board of Directors or theses by-laws, or where the execution and delivery thereof shall be required by law to be executed and delivered by another person. The Chief Executive Officer shall have the power and authority to appoint one or more Vice Presidents of the Corporation, which power shall not be exclusive of any right of the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board or the President to elect or appoint such officers.

         SECTION 7. Duties of the President. The President shall be subject to the provisions of these by-laws, shall have general supervision of the affairs of the Corporation and shall have general and active control of all its business under the direction and subject to the control of the Board of Directors, the Chairman of the Board and such other officer or officers as the Board of Directors or the Chairman of the Board may designate. In the absence of the Chairman of the Board (if any), the Chief Executive Officer shall preside, when present, at all meetings of the stockholders and the Board of Directors. The President shall see that all orders and resolutions of the Board of Directors and the stockholders are carried into effect. He shall have general authority to execute bonds, deeds and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these by-laws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the President; and, in general, to exercise all the powers and authority usually appertaining to the Chief Executive Officer of a corporation, except as otherwise provided in these by-laws, the Delaware General Corporation Law, or the certificate of incorporation.

         SECTION 8. Duties of the Chief Operating Officer. The Chief Operating Officer shall perform, under the direction and subject to the control of the Board of Directors, the Chairman of the Board and such other officer or officers as the Board of Directors or the Chairman of the Board may designate, all duties incident to the office of Chief Operating Officer and such other duties as the Board of Directors, the Chairman of the Board or such other officer or officers may assign to the Chief Operating Officer from time to time. The Chief Operating Officer may execute (in facsimile or otherwise) and deliver any deeds, mortgages, bonds, contracts or other instruments that the Board of Directors has authorized to be executed and delivered, except in cases where the execution and delivery thereof shall be expressly and exclusively delegated to one or more other officers or agents of the Corporation by the Board of Directors or these by-laws, or where the execution and delivery thereof shall be required by law to be executed and delivered by another person.

         SECTION 9. Duties of Vice President - Finance. There may be designated a Vice President - Finance, who, if so designated, shall be the Chief Financial Officer of the Corporation. He shall have active control of and responsibility for all matters pertaining to the financial affairs of the Corporation. His authority shall include the authorities of the Treasurer and Controller. He shall be responsible for approval of all filings with governmental agencies. He shall have the authority to execute and deliver bonds, deeds, contracts and stock certificates of and for the Corporation, and to affix the corporate seal thereto by handwritten or facsimile signature and all other powers customarily appertaining to his office, except to the extent otherwise limited or enlarged. He shall report to the Chief Executive Officer and the Board of Directors of the Corporation at their request on all financial matters of the Corporation.

         SECTION 10. Duties of Vice Presidents and Assistant Vice Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the board, or in the absence of any designation, in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

         SECTION 11. Duties of Secretary and Assistant Secretaries. The Secretary or an assistant secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all proceedings of the meetings of the stockholders of the Corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the committees of the Board of Directors when required. The Secretary shall be under the supervision of the Chief Executive Officer and shall perform such other duties as may be prescribed by the Chief Executive Officer. The Secretary shall have charge of the corporate seal of the Corporation and have authority to affix the seal to any instrument requiring it. When so affixed, the seal shall be attested by the signature of the Secretary or the Treasurer or an assistant secretary or assistant treasurer, which may be a facsimile. The Secretary shall keep and account for all books, documents, papers and records of the Corporation, except those for which some other officer or agent is properly accountable. The Secretary shall have authority to sign stock certificates, and shall generally perform all the duties usually appertaining to the office of the secretary of a Corporation.

                  Assistant secretaries in the order of their seniority, unless otherwise determined by the Board of Directors, shall assist the Secretary, and in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary.

         SECTION 12. Duties of Treasurer and Assistant Treasurers. The Treasurer shall have the responsibility for and custody over all assets of the Corporation, and the responsibility for handling of the liabilities of the Corporation. He shall cause proper entries of all receipts and disbursements of the Corporation to be recorded in its books of account. He shall have the responsibility for all matters pertaining to taxation and insurance. He shall have the authority to endorse for deposit or collection, or otherwise, all commercial paper payable to the Corporation, and to give proper receipts or discharges for all payments to the Corporation. He shall be responsible for all terms of credit granted by the Corporation and for the collection of all its accounts. He shall have the authority to execute and deliver bonds, deeds, contracts and stock certificates of and for the Corporation, and to affix the corporate seal thereto by handwritten or facsimile signature and all other powers customarily appertaining to his office, except to the extent otherwise limited or enlarged. The

Treasurer shall be under the supervision of, and shall perform such other duties as may be prescribed to him by, the Vice President - Finance, if one be designated.

                  Assistant treasurers, in the order of their seniority, shall assist the Treasurer, and in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer.

         SECTION 13. Duties of Controller and Assistant Controllers. The Controller, if one be designated, shall be responsible for all matters pertaining to the accounts of the Corporation, with the supervision of the books of account, their installation, arrangement and classification. The Controller shall maintain adequate records of all assets, liabilities and transactions; see that an adequate system of internal audit thereof is currently and regularly maintained; coordinate the efforts of the Corporation's independent public accountants in its external audit program; receive, review and consolidate all operating and financial statements of the Corporation and its various departments; and prepare financial statements, reports and analyses. The Controller shall have supervision of the accounting practices of the Corporation. The Controller shall cause to be maintained an adequate system of financial control through a program of budgets, financial planning and interpretive reports. The Controller shall initiate and enforce accounting measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. The Controller shall have all other powers customarily appertaining to the office of controller, except to the extent otherwise limited or enlarged. The Controller shall be under the supervision of the Vice President - Finance, if one be designated.

                  The assistant controllers, in the order of their seniority, shall assist the Controller, and if the Controller is unavailable, perform the duties and exercise the powers of the Controller.

                                   ARTICLE VI

                                 INDEMNIFICATION

         SECTION 1. Actions Other than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action, suit, or proceeding by or in the right of the Corporation) (collectively referred to in this Article VI as an "Action"), by reason of the fact that he is or was a director or officer of the Corporation, against expenses (including, without limitation, attorneys' fees), judgments, fines, and amounts paid in settlement (collectively, "Expenses") actually and reasonably incurred by him in connection with such Action, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Action, had no reasonable cause to believe his conduct was unlawful. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any Action by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (each such person being hereinafter referred to in this Article VI as a "Corporate Functionary"), against Expenses actually and reasonably incurred by him in connection with such Action, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Action, had no reasonable cause to believe his conduct was unlawful. The termination of any Action by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Action, that he had reasonable cause to believe that his conduct was unlawful. In this Article VI, an "other enterprise" includes, without limitation, an employee benefit plan, and a "fine" includes, without limitation, any excise tax imposed with respect to an employee benefit plan.

         SECTION 2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation against Expenses actually and reasonably incurred by him in connection with the defense or settlement of such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery or the court in which such action, suit, or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Corporate Functionary against Expenses actually and reasonably incurred by him in connection with the defense or settlement of such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such Corporate Functionary shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery or the court in which such action, suit, or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Corporate Functionary is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 3. Determination of Right to Indemnification. Any indemnification under Section 1 or Section 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer or of the Corporate Functionary is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this
Article VI. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (b) if such a quorum is not obtainable, or, even if obtainable if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         SECTION 4. Right to Indemnification. Notwithstanding the other provisions of this Article VI, to the extent that a director, officer, or Corporate Functionary has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 1 or Section 2 of this
Article VI (including, without limitation, the dismissal of an action, suit, or proceeding without prejudice or the settlement of an action, suit, or proceeding without admission of liability), or in defense of any claim, issue, or matter therein, the Corporation shall indemnify him against expenses (including, without limitation, attorneys' fees) actually and reasonably incurred by him in connection therewith.

         SECTION 5. Advancement of Expenses. Expenses incurred by a director or officer of the Corporation in defending an Action shall be paid by the Corporation in advance of the final disposition of such Action, upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI. Expenses incurred by a director or officer in defending an action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor, or incurred by a Corporate Functionary in defending any civil or criminal action, suit, or proceeding (including, without limitation, an Action), may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, upon (a) receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VI and (b) such other terms and conditions, if any, as the Board of Directors deems appropriate.

         SECTION 6. Indemnification upon Application; Procedure upon
Application.

         (a) Any indemnification of a director or officer of the Corporation under Sections 1, 2, and 4, or any mandatory advance to a director or officer of the Corporation under Section 5, of this Article VI shall be made promptly upon, and in any event within 60 days after, the written request of the director or officer. The right to indemnification or to a mandatory advance of expenses granted by this Article VI shall be enforceable by the director or officer of the Corporation in any court of competent jurisdiction if his claim is not paid in full within 60 days. The expenses of the director or officer incurred in connection with successfully establishing his right to indemnification or to a mandatory advance of expenses, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         (b) Within 60 days after receipt of a written application by any Corporate Functionary for indemnification in his capacity as such under any of Sections 1, 2, and 4, or any advance under Section 5, of this Article VI, (a) a determination shall be made under Section 3 of this Article VI as to whether indemnification shall be made, or (b) if the request is for an advance of expenses, the Board of Directors, by majority vote of a quorum consisting of disinterested directors, shall determine whether such advance shall be made. Within 60 days after receipt of a written application by any director or officer for any non-mandatory advance under Section 5 of this
Article VI, the Board of Directors, by majority vote of a quorum consisting of disinterested directors, shall determine whether such advance shall be made. In the cases described in the preceding sentences, if no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct independent legal counsel to decide whether the requested indemnification or advance shall be made. The expenses of the Corporate Functionary incurred in connection with successfully requesting indemnification or advancement of expenses, or of the director or officer incurred in connection with successfully requesting a non-mandatory advancement of expenses, in any such proceeding shall be reimbursed by the Corporation, but no such expenses in connection with an unsuccessful or only partially successful request shall be reimbursed.

         (c) In any suit brought by the director, officer or Corporate Functionary to enforce a right to indemnification under this Article VI (but not in a suit brought to enforce a right to an advance of expenses), it shall be a defense that the director, officer or Corporate Functionary has not met the applicable standard of conduct for indemnification under Section 1 or Section 2 of this Article VI. In any suit by the Corporation to recover expenses advanced to the director, officer or Corporate Functionary pursuant to the terms of an undertaking, the Corporation shall be entitled to recover those expenses upon a final adjudication that the director, officer or Corporate Functionary has not met the applicable standard of conduct for indemnification under Section 1 or
Section 2 of this Article VI. In any suit by the director, officer or Corporate Functionary to enforce a right to indemnification or to an advance of expenses under this Article VI, or by the Corporation to recover expenses advanced pursuant to the terms of an undertaking, the burden of proof shall be on the Corporation.

         SECTION 7. Other Rights and Remedies. The indemnification and advancement of expenses provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or Corporate Functionary and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of these by-laws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of a director, officer or Corporate Functionary to indemnification or advancement of expenses.

         SECTION 8. Insurance. Upon resolution adopted by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, or Corporate Functionary against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this
Article VI or the Delaware General Corporation Law.

         SECTION 9. Mergers. For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including, without limitation, any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         SECTION 10. Savings Provision. If this Article VI or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director and officer of the Corporation as to expenses (including, without limitation, attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated.

                                   ARTICLE VII

                         CERTIFICATES REPRESENTING STOCK

         SECTION 1. Right to Certificate. Every holder of capital stock of the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board (if any), the Chief Executive Officer, Chief Operating Officer, the President or a Vice President and by the Secretary or an assistant secretary or the Treasurer or an assistant Treasurer of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall then be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences or rights, shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

         SECTION 2. Facsimile Signatures. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         SECTION 3. New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

         SECTION 4. Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         SECTION 5. Record Date. The Board of Directors may fix, in advance, a record date for stockholders' meetings or for any other lawful purpose, which shall be no fewer than ten or more than 60 days before the date of the meeting or other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; except that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 6. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         SECTION 1. Dividends. Dividends upon the capital stock of the Corporation, if any, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock or other securities.

         SECTION 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the best interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 3. Sale, Transfer, etc., of Securities Sales, transfers, endorsements, and assignments of shares of stocks, bonds, and other securities owned by or standing in the name of the Corporation, and the execution and delivery on behalf of the Corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the Chief Executive Officer, or any Vice-President, together with the Secretary, or by any officer or agent thereunto authorized by the Board of Directors.

         SECTION 4. Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

         SECTION 5. Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

         SECTION 6. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         SECTION 7. Corporate Seal. The corporate seal, if any, of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization, and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced or otherwise.

         SECTION 8. Certificate of Incorporation. These by-laws are subject to the terms of the certificate of incorporation of the Corporation.

                                   ARTICLE IX

                                   AMENDMENTS

         Unless otherwise specified in the certificate of incorporation, these by-laws may be amended or repealed, or new by-laws adopted, from time to time either (a) by a majority of the entire membership of the Board of Directors, or
(b) by the stockholders of the Corporation. Any proposal by a stockholder of the Corporation to amend or repeal these by-laws or to adopt new by-laws, in


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order to be properly acted upon at any stockholders' meeting, must comply with
Section 8 of Article II of these by-laws.


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                                  CERTIFICATION

         I, Hulene Bridgman-Works, Secretary of StarNet Financial, Inc., a Delaware corporation, hereby certify that the foregoing is a true and complete copy of the By-Laws of StarNet Financial, Inc., as amended and restated by its Board of Directors as of October 29, 1999.



                                      /s/ Hulene Bridgman-Works
                                      ---------------------------------
                                      Hulene Bridgman-Works, Secretary


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